SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 21, 1999


                           Union Pacific Railroad Company
            (Exact Name of Registrant as Specified in its Charter)


      Delaware                   1-6146                    94-6001323
  (State or Other             (Commission               (I.R.S. Employer
   Jurisdiction of             File Number)            Identification No.)
    Incorporation)


      1416 Dodge Street, Omaha, Nebraska                  68179
      ------------------------------------------------------------------------
       (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5000


                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on October 21, 1999 announcing Union Pacific Corporation's financial results for the third quarter of 1999, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (c)      Exhibits.

               99 Press Release dated October 21, 1999 announcing Union Pacific Corporation's financial results for the third quarter of 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 1999


                                    UNION PACIFIC CORPORATION

                                    By: /s/ James R. Young
                                    ----------------------
                                    James R. Young
                                    Senior Vice President - Finance and
                                    Chief Accounting Officer



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                                  EXHIBIT INDEX

      Exhibit  Description

      99 Press Release dated October 21, 1999 announcing Union Pacific Corporation's financial results for the third quarter of 1999.